UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2013

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the “Company”) or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. Horace Mann is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2013 and the Company's past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of President and Chief Executive Officer

Effective September 17, 2013, the Company’s Board of Directors appointed Marita Zuraitis, 53, to the position of President and Chief Executive Officer. Ms. Zuraitis joined the Company as its President and Chief Executive Officer-Elect on May 13, 2013. Following this successful four-month transition period, and consistent with his previously disclosed Transition Agreement, former President and Chief Executive Officer Peter H. Heckman will remain available to the Company on a consultative basis for the remainder of 2013. Additional information regarding Ms. Zuraitis and Mr. Heckman is contained in the Company’s press release dated September 19, 2013, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Election of New Board Member and Departure of Director

Effective September 17, 2013, the Company's Board of Directors elected Marita Zuraitis to hold office as Director, until the next Annual Meeting of Shareholders. With Ms. Zuraitis’ election to the Board and Mr. Heckman’s resignation from it, the number of board members remains nine. There are no special arrangements or understandings between Ms. Zuraitis and any other persons under which she was selected to serve as a Director. Ms. Zuraitis was appointed to serve on the Board's Executive Committee. The Company’s press release dated September 19, 2013 is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated September 19, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Dwayne D. Hallman
Name: Dwayne D. Hallman Title: Executive Vice President & Chief Financial Officer (Principal Financial Officer)

Date: September 19, 2013

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